SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
             Date of Report (Date of earliest event reported): July 2, 2001


                                    MERISEL, INC.
              (Exact Name of Registrant as Specified in Charter)

         Delaware                   0-17156                       95-4172359
(State or Other Jurisdiction     (Commission File             (I.R.S. Employer
       of Incorporation)              Number)                Identification No.)



              200 Continental Boulevard, El Segundo, California 90245-0948
                    (Address of Principal Executive Offices) (Zip Code)

                                    (310) 615-3080
                 (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
      (Registrant's Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.
         ------------

                  On July 2, 2001, the Company's wholly owned subsidiary Merisel Americas, Inc. entered into a Share Purchase Agreement (the "Agreement") dated as of July 2, 2001, between Merisel Americas, Inc. ("Americas") and SYNNEX Information Technologies, Inc. ("SYNNEX"), pursuant to which Americas will sell the outstanding capital stock of Merisel Canada Inc. ("Canada") to SYNNEX for a sale price of CDN $30,000,000 in cash, subject to adjustments based on Canada's closing balance sheet. The transaction is subject to customary closing conditions, including obtaining necessary approvals.

                  The Share Purchase Agreement is incorporated by reference into this Item 5, and the foregoing description of such document and the transactions contemplated therein are qualified in their entirety by reference to such exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(c)      Exhibits:

         2.1 Share Purchase Agreement, dated as of July 2, 2001, by and between Merisel Americas, Inc., a Delaware corporation, and SYNNEX Information Technologies, Inc., a California corporation.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 6, 2001


                                MERISEL, INC.



                                By: /s/ Timothy N. Jenson
                                   -------------------------------------------
                                   Timothy N. Jenson
                                   Chief Executive Officer and President